UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 19, 2014

Roomlinx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11101 W 120th Ave, Suite 200, Broomfield, Colorado  80021
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

__________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2014, Roomlinx, Inc., a Nevada corporation (the “Company”), Signal Point Holdings Corp. (“SPHC”) and Roomlinx Merger Corp. (“RMC”) entered into Amendment No. 2 (“Amendment No. 2”) to the Agreement and Plan of Merger dated as of March 14, 2014 by and among the Company, SPHC and RMC (as amended by Amendment No. 1 dated as of September 22, 2014, the “Merger Agreement”).

The purpose of Amendment No. 2 is to extend the outside date after which either the Company or SPHC may terminate the Merger Agreement to January 15, 2015.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Description of Exhibit

2.1
Amendment No. 2, dated as of December 19, 2014, to the Agreement and Plan of Merger dated as of March 14, 2014, as amended, by and among Roomlinx, Inc., Signal Point Holdings Corp. and Roomlinx Merger Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 24, 2014
ROOMLINX INC.

By:  /s/  Michael S. Wasik
               Michael S. Wasik
               President and Chief Executive Officer